Exhibit 99.2

Luminar Increases Guidance; Accelerating Deals

New deals and increased volume lead to estimated $1.3B Order Book by year end,

up from $1B target

LOS ANGELES, CALIFORNIA — November 10, 2020 — Gores Metropoulos, Inc. (“Gores Metropoulos”) (Nasdaq: GMHI, GMHIU, GMHIW), a special purpose acquisition company, announced today that Luminar Technologies, Inc. (“Luminar”), the global leader in automotive lidar and software technology powering the introduction of highway autonomy, with which Gores Metropoulos has signed a definitive Merger Agreement, has announced a number of major business updates and milestones.

Luminar OEM Programs Accelerating to Production

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Luminar’s partnership with the largest global truck OEM to pursue a common goal of bringing series produced, highly automated trucks (SAE L4) to roads globally accelerates Luminar’s leadership position in trucking autonomy; now partnered with nearly all major programs for long-haul highway automation

•	Luminar is engaged with 50% more OEM programs for series production deals to be awarded over next 24 months (now 12, up from 8 in August; only 4 modeled in financial forecast)

Deliverables Met, Cost-Down Curve Ahead of Forecast

•	Luminar executed exclusive supply agreements for all three of its key lidar components (receiver, ASIC, and laser), locking in an estimated sub $100 hardware cost in volume

•	Luminar is concluding a Contract Manufacturer selection process for series production of Iris; lead partner and factory selected in Mexico

•	Luminar is on-track for powering series production vehicles in 2022: delivered key milestone of Iris B-samples; shipped to its lead series production partner Volvo Cars and live on vehicles

Confirmed & Raised Financial Outlook

•	Luminar is increasing its target 2020 Order Book from $1 billion to approximately $1.3 billion, due to new OEM deals and increased existing customer volume outlook provided

Since announcing our deal with Gores Metropoulos just two and a half months ago, our full team has been intensely executing and substantially exceeding our projected annual milestones,” said Austin Russell, Founder and CEO of Luminar. “Our accelerating customer engagements and foray into owning the long-haul autonomous trucking market are paying off, reaffirming our unique ability to enable highway autonomy for both cars and trucks in series production. As we approach closing of our merger with major OEM deals in hand, we’ve now gained substantial long-term visibility as we continue our hyper-growth trajectory as a public company.”

Alec Gores, CEO of Gores Metropoulos, said, “Luminar has advanced leaps and bounds since announcing our pending merger in August. Luminar’s unparalleled technology and strong momentum is accelerating its command of the market for autonomous consumer vehicles and now autonomous trucks. We know this is only the beginning of even greater achievements to come.”

Luminar and Gores Metropoulos expect to close the proposed transaction in Q4 2020, as expected. Upon completion, Gores Metropoulos will change its name to Luminar Technologies, Inc. and will be listed on the Nasdaq under the new ticker symbol “LAZR”.

For additional information and in connection with these updates, Luminar provided additional information with respect to the Merger Agreement and the proposed business combination in an updated investor presentation today, which can be accessed from the “Investor” section of the Luminar website at https://luminartech.com/investors.

About Luminar

Luminar is an autonomous vehicle sensor and software company with the vision to make self-driving safe and ubiquitous by delivering the only lidar and perception platform that meets the industry’s stringent performance, safety, and economic requirements. Luminar has rapidly gained 50 industry partners, including 7 of the top 10 global automotive OEMs, and has received minority investments from the world’s largest commercial vehicle manufacturer, Daimler Truck AG and Volvo Cars, a global leader in automotive safety, to bring autonomous trucks and cars to highways, respectively. Founded in 2012, Luminar is a 350-person team with offices in Palo Alto, Orlando, Colorado Springs, Detroit, and Munich.

In August 2020, Luminar announced that it has entered into a definitive agreement to merge with Gores Metropoulos, Inc. (“Gores Metropoulos”) (Nasdaq: GMHI, GMHIU and GMHIW), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC.

For more information please visit www.luminartech.com.

About Gores Metropoulos, Inc.

Gores Metropoulos is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987 by Alec Gores, and by an affiliate of Dean Metropoulos of Metropoulos & Co. Gores Metropoulos was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Mr. Gores and Mr. Metropoulos together have more than 65 years of combined experience as entrepreneurs, operators and investors across diverse sectors including industrials, technology, media and entertainment, business services, healthcare and consumer products and services. Over the course of their careers, Mr. Gores and Mr. Metropoulos and their respective teams have invested in more than 180 portfolio companies through varying macroeconomic environments with a consistent, operationally-oriented investment strategy. For more information, please visit www.gores.com

Contact Information

Media

Nicole Phelan

press@luminartech.com

Jennifer Kwon Chou

The Gores Group

jchou@gores.com

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

Luminar-SVC@sardverb.com

Investors

Michael Beer

michaelbeer@luminartech.com

Additional Information about the Transactions and Where to Find It

Gores Metropoulos has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) and has mailed the definitive proxy statement/consent solicitation statement/prospectus contained therein and other relevant documents to its stockholders. The Registration Statement is now effective. The Registration Statement, including the proxy statement/consent solicitation statement/prospectus contained therein, contains important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at a meeting of Gores Metropoulos’ stockholders to be held to approve the proposed transactions contemplated by the Merger Agreement and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Gores Metropoulos stockholders and other interested persons are advised to read the Registration Statement and the proxy statement/consent solicitation statement/prospectus, as well as any amendments or supplements thereto, because they contain important information about the proposed transactions. The definitive proxy statement/consent solicitation statement/prospectus has been mailed to Gores Metropoulos stockholders as of October 14, 2020, the record date established for voting by Gores Metropoulos stockholders on the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting. Gores Metropoulos stockholders will also be able to obtain copies of the definitive proxy statement/consent solicitation statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gores Metropoulos, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com).

Participants in Solicitation

Gores Metropoulos, Luminar and their respective directors and officers may be deemed participants in the solicitation of proxies of Gores Metropoulos stockholders in connection with the proposed transactions. Gores Metropoulos stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores Metropoulos in Gores Metropoulos’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores Metropoulos stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting is set forth in the definitive proxy statement/consent solicitation statement/prospectus for the proposed transactions. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions is included in the Registration Statement.

Forward Looking Statements

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Gores Metropoulos’ or Luminar’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Gores Metropoulos’ or Luminar’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Gores Metropoulos’ or Luminar’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Gores Metropoulos or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement; (d) the risk that the proposed transactions disrupt current plans and operations of Luminar or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (e) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (f) costs related to the proposed transactions; (g) changes in applicable laws or regulations; (h) the possibility that Luminar may be adversely affected by other economic, business and/or competitive factors; and (i) other risks and uncertainties indicated from time to time in the final prospectus of Gores Metropoulos, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Gores Metropoulos. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this communication speak only as of the date of this communication. Except as required by law, neither Gores Metropoulos nor Luminar undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Gores Metropoulos’ reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.